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                                                                      EXHIBIT 21


                  SUBSIDIARIES OF ALARIS MEDICAL SYSTEMS, INC.



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                                                                                                 JURISDICTION OF
NAME                                                                                               INCORPORATION
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
IVAC Overseas Holdings, Inc.                                                                            Delaware
River Medical, Inc.                                                                                     Delaware
IVAC Foreign Sales Corp.                                                                                Barbados
IVAC-Medical, B.V.                                                                                       Belgium
IVAC Scandinavia AB                                                                                       Sweden
IVAC Industries Limited                                                                           United Kingdom
IVAC UK Limited                                                                                   United Kingdom
IVAC France S.A.                                                                                          France
IVAC Medizintechnik GmbH                                                                                 Germany
Electromedicina IVAC, S.L.                                                                                 Spain
IMED International Trading Corp.                                                                        Delaware
IMED Ltd.                                                                                         United Kingdom
ALARIS Medical Australia Pty Ltd.                                                                      Australia
ALARIS Medical Canada Ltd.                                                                                Canada
Sistemas Medicos ALARIS, S.A. de C.V.                                                                     Mexico
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